Exhibit 13.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of POSCO, a corporation organized under the laws of the Republic of Korea (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the year ended December 31, 2017 (the “Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Kwon, Oh-Joon
Kwon, Oh-Joon
Chief Executive Officer and Representative Director

Date: April 27, 2018

/s/ Chon, Jung-Son
Chon, Jung-Son
Senior Executive Vice President and Head of Corporate Strategy and Finance Center

Date: April 27, 2018

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to POSCO and will be retained by POSCO and furnished to the Securities and Exchange Commission or its staff upon request.